Annual Report

Global
Stock
Fund

October 31, 1999

T. Rowe Price


Report Highlights

Global Stock Fund

o Global stocks and the fund provided good results for the six months ended October 31 and excellent returns for the fiscal year.

o The fund's returns of 5.41% and 24.17% for the 6- and 12-month periods, respectively, were strong but somewhat behind the benchmarks for the year due to an underweighting in Japan and our emphasis on growth stocks, which lagged in the first half.

o Overseas markets were driven by economic recovery, corporate restructuring, and merger and acquisition activity, while U.S. stocks were powered by technology.

o The appreciation of the yen versus the dollar boosted returns for U.S. investors in Japanese stocks, while France and Sweden were stellar performers in Europe.

o We are optimistic about prospects for the U.S. and Europe and believe the fund is well positioned for continuing long-term growth.

UPDATES AVAILABLE

For updates on the fund following the end of each calendar quarter, please see our Web site www.troweprice.com.


Fellow Shareholders

Global stocks and your fund made good progress during the six months ended October 31, 1999. During the first half of the fund's fiscal year, interest rate cuts by central banks, signs of economic recovery overseas, and an increase in international investment following the crises of mid-1998 drove markets sharply higher. More recently, however, prospects of stronger global economic growth sparked concerns about rising inflation, and returns moderated from their earlier pace. In the U.S., technology stocks far outshone the overall market, posting excellent returns for the past six months and full year.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/99                           6 Months           12 Months
--------------------------------------------------------------------------------

Global Stock Fund                                   5.41%              24.17%

MSCI World Index                                    4.64               25.33

Lipper Global Funds Average                         5.94               28.07

Your fund provided good returns for the past six months, and strong results for the fiscal year ended October 31. Performance surpassed that of the MSCI World Index for the six-month period and was slightly behind the Lipper Global Funds Average. For the full year, results were somewhat short of both benchmarks. The somewhat weaker annual results were due to our comparatively underweighted position in Japan and to lagging performance in the traditional growth sectors in which the fund invests. During the first half of the fiscal year, an upswing in the economic cycle favored cyclical and value stocks, which are not our primary focus. However, as concerns about rising interest rates emerged in recent months, the performance of growth stocks began to improve.

The major factors stimulating global markets were more vigorous international growth and demand, as well as high levels of mergers, acquisitions, and corporate restructuring. Europe benefited from an impressive volume of corporate activity and restructuring as industry consolidation accelerated. Merger activity so far this year was over $1 trillion compared with the previous record of $870 billion in 1998. U.S. stocks in general provided excellent returns during the past 12 months, but technology stocks were standout performers. As a result, the technology-driven Nasdaq Composite Index far outpaced the S&P 500 over the year and the past six months.

The long-awaited economic upturn in Japan helped propel the yen up 14% versus the U.S. dollar during the past six months, enhancing returns for U.S. investors in that market. Japan also enjoyed better-than-expected economic performance and an unprecedented level of company restructuring. However, the sharp rise of the yen led to concerns that Japan's exports would be hurt, hindering the economic recovery. Elsewhere in Asia, economies improved more vigorously and steps toward structural reform, although tentative, were implemented. Weakness in Latin American markets reflected concerns about the region's large fiscal deficits, rising U.S. interest rates, and political uncertainties.


INVESTMENT REVIEW

     At the end of October, the portfolio's allocation to the U.S. was 42%, the same as six months ago. Europe represented 34% of assets, down from 37% in April, while 12% was invested in Japan, up from 9%- primarily a result of varying regional performance. Within Europe, the U.K. was the largest country exposure. Despite these changes, the fund is still underweighted in Japan relative to the MSCI World Index. Regarding individual purchases, we focused on companies and sectors that we expect to benefit from the expansion and integration of the Internet and telecommunications arenas.

     United States
     The past 12 months in the U.S. can be summed up in two words: technology and the Internet. The Internet's impact on business fundamentals was the main driver of virtually every stock sector. Retail stocks were hit hard by expected competition from on-line competitors. Financial companies were divided into those that benefit from the Internet and those that don't, and their share prices reflected the disparity. The entire technology sector benefited from Internet-led demand, but some sectors experienced dramatic changes in valuation. The stocks of Cisco Systems, Sun Microsystems, VERITAS Software, and Texas Instruments appreciated significantly as investors were willing to pay for a precipitous expansion in earnings multiples. Since the full impact of the Internet on the global economy has yet to be felt, perceptions have played a major role in stock market performance. We agree with some of the new stock valuations, but we view most of them as excessive.


     Market Performance

     Six Months                        Local       Local Currency          U.S.
     Ended 10/31/99                 Currency      vs. U.S. Dollar       Dollars
     --------------------------------------------------------------------------

     France                           12.67%               -0.65%        11.94%

     Germany                           4.10                 -0.65         3.42

     Hong Kong                        -0.30                 -0.25        -0.54

     Italy                            -8.74                 -0.65        -9.34

     Japan                             9.18                 14.38        24.88

     Mexico                           -0.84                 -3.05        -3.86

     Netherlands                       0.47                 -0.65        -0.19

     Norway                           -1.14                 -0.74        -1.87

     Switzerland                      -1.21                 -0.08        -1.28

     United Kingdom                   -4.84                  1.92        -3.02

     United States                     2.32                  --           2.32

     Source: RIMES Online, using MSCI indices.


     Early this year, we increased our technology weighting by adding such stocks as Solectron, Sun Microsystems, Altera, Computer Associates, Nextel Communications, and Sprint-all of which have been rewarding. While we believe the Internet will create significant value over time, investors should also focus on other growth sectors and companies that offer good opportunities. With this in mind, we have recently added several financial growth companies with attractive valuations and the potential for solid growth, including Capital One Financial and Firstar.

     Europe
     Rising U.S. interest rates and the large number of initial public offerings inhibited European equity market performance somewhat during the past six months. However, economic recovery became clearly visible as exports, industrial production, and business confidence picked up across the region, while consumer confidence remained robust. The decline of the euro (the currency of the 11 Eurozone countries introduced in January) versus the dollar through the first seven months of 1999 moderated more recently as economies strengthened. Inflation in the Eurozone and the U.K. was restrained.

     European governments are working toward reforms that will improve labor market flexibility and reduce social security and tax costs for companies; the Netherlands and the U.K. have been leading the way. The euro has made cost comparisons across Europe easier, introducing competitive pressure among countries keen to attract business investment. Deregulation and the need to raise shareholder value continued to drive companies to restructure internally, divest noncore businesses, and merge with or acquire other companies. European businesses are now taking bold restructuring steps previously witnessed only in the U.S. A large proportion of European mergers and acquisitions were part of the increase in industry consolidation, which was greatest in banking but also affected the energy, telecom, and retailing sectors. Telecommunications and electricity prices fell markedly as price supports and barriers to competition were reduced.

     Pie Chart - Geographic Diversification

     Europe                                34
     United States                         42
     Japan                                 12
     Far East                               4
     Latin America                          2
     Other and Reserves                     6

     Based on net assets as of 10/31/99.

     In Germany, economic recovery became more evident during the past six months, boosting prospects for the entire region as Germany accounts for about 30% of Eurozone GDP. The proposed budget reflects the government's determination to reduce fiscal spending and relieve the corporate sector of tax and social security costs. Despite resistance from trade unions, opposition parties, and liberal members of the governing party, it appears that compromises will be reached. Companies that are restructuring include Gehe (pharmaceutical retailer and wholesaler), which is spinning off its mail order clothing business, and conglomerate Mannesmann, which plans to split its industrial and telecom businesses into separate companies. Mannesmann aims to boost its position as the largest mobile phone operator in Europe by acquiring control of British mobile telecom Orange. Two of Germany's largest utilities, Veba and Viag, announced a merger prompted by declining electricity prices. Deutsche Bank, Dresdner Bank, Commerzbank, and Bayerische Vereinsbank admitted they were involved in merger discussions with one another and with other European banks.

     France was the strongest market within the Eurozone during the six-month period. Its economic recovery, robust consumer sector, relative absence of political tension, and a large amount of merger and acquisition activity stimulated the 12% stock market gain. In the banking sector, Banque National de Paris won control of Paribas although it failed to acquire Societe Generale as well. In energy, Total Fina (a recent merger between French Total and Belgian Petrofina) is to acquire competitor Elf Aquitaine. Carrefour and Promodes, major supermarkets, announced a merger, creating the world's second-largest retailer after Wal-Mart.

     In the Netherlands, earlier progress with structural reform of labor markets and taxation helped the economy remain strong. The nearly 30% rise in oil prices over the six months, and progress in raising shareholder returns, boosted the performance of Royal Dutch Petroleum. Traditional publishing leaders Wolters Kluwer and Elsevier weakened as Internet applications expanded. Yet both companies continue to invest heavily in electronics. We believe these companies will remain leading media providers as their distribution channels migrate to the Internet. Philips Electronics, like other technology holdings in Europe and Asia, strengthened due to growing international demand, particularly related to the Internet and mobile communications.

     In Italy, weaker economic growth, higher inflation, and political conflict about cutting fiscal spending resulted in poor stock market results. Financial services companies have been consolidating. After insurer Assicurazioni Generali made a hostile bid for banking and insurance company Istituto Nazionale delle Assicurazioni (which had agreed to merge with bank San Paolo IMI), the two companies agreed to split INA's businesses between them. Unicredito Italiano is discussing an alliance with Spanish bank Banco Bilbao Vizcaya, which is merging with its Spanish competitor Argentaria Banca de Espana.

     Sweden, not part of the Eurozone, was Europe's strongest major market, with a better than 20% gain for the six months. A healthy economy and the strong performance of telecom equipment maker LM Ericsson Telephone, a global competitor, boosted the general stock market. Within Scandinavia, banking consolidation will also take place. Swedish concern Nordbanken Holding has bid for Norway's second-largest bank Christiania. In addition, Sweden's largest bank SEB announced plans to acquire second-tier German bank BfG, in which it previously held a significant stake.

     With recovery strengthening in the U.K., the European Central Bank reversed its June interest rate cut by increasing rates a quarter percentage point in September, even though inflation was below the target. Businesses took important steps to restructure. For example, engineering and food manufacturing company Tomkins announced plans to sell its food business. Consumer goods leader Unilever will slash its brands from 1,600 to 400 to focus on the global "power brands" that account for 90% of revenues and more of profits. Banks in the U.K. took a step toward consolidation as Bank of Scotland made a hostile bid for its larger rival, National Westminster Bank.

     Far East
     In Japan, stronger-than-expected economic data and increased evidence of corporate restructuring stimulated heavy foreign buying and pushed the yen up sharply. The Bank of Japan's quarterly surveys and industrial production figures reflected a healthier, but still weak, economy. Private consumption improved slightly, as did private sector capital expenditure. However, unemployment remained well above historic levels. The government has announced plans for more fiscal stimulation later this autumn, although there are limits to how much more it can do since the budget deficit is already close to 10% of GDP.

     In Japan, stronger-than-expected economic data and increased evidence of corporate restructuring stimulated heavy foreign buying and pushed the yen up sharply.

     Investors were encouraged by positive corporate developments. U.K. telecom giant Cable & Wireless successfully outbid Nippon Telegraph & Telephone for Japanese carrier IDC, demonstrating the recent willingness of Japanese shareholders to vote for the highest bidder regardless of nationality. Other foreign inroads into Japanese telecommunications this year included British Telecom's and AT&T's 30% stake in Japan Telecom, and new positions taken by U.K.'s Vodafone Airtouch in regional mobile companies.

     In other sectors, restructuring through collaboration demonstrated that some businesses are taking steps to improve returns. Notably, electronic giants NEC and Hitachi announced a joint venture to make memory chips. In August, news about the merger of three banks-Dai-Ichi Kangyo, Fuji, and IBJ-led to heavy buying of Japanese banks by foreign investors. Last year's government banking bill, tougher loan disclosure rules, and other measures have made the sector stronger. We added Sumitomo Bank to the portfolio because of the quality of its management and its increasing focus on shareholder value.

     Concerns about rising U.S. interest rates weighed on markets in the region outside of Japan. Despite market weakness, Hong Kong's recovery took hold while China also reported improved economic data. With these markets subdued, both government and private companies felt the pressure to continue with their reforms and restructuring. Revenues at China Telecom are strong, and the company recently announced plans to buy additional mobile phone networks in China, which would make it one of the world's largest cellular phone operators. Other regional holdings include electronic component suppliers Taiwan Semiconductor Manufacturing in Taiwan and Samsung Electronics in South Korea, both of which benefited from the upturn in regional demand.

     Industry Diversification
     ---------------------------------------------------------------------------

                                              Percent of          Net Assets
                                                 4/30/99            10/31/99
     ---------------------------------------------------------------------------

     Services                                      31.5%               31.8%

     Consumer Goods                                20.4                18.6

     Finance                                       19.5                17.7

     Capital Equipment                             13.0                17.2

     Energy                                         7.0                 5.4

     Materials                                      2.2                 2.2

     Multi-industry                                 1.2                 0.9

     Reserves                                       5.2                 6.2
     ---------------------------------------------------------------------------

     Total                                        100.0%              100.0%

     Australia's economy slowed slightly but remained sound. Resources company Broken Hill Proprietary continued its ambitious rate of restructuring and announced plans to sell half its steel business in the next year as it focuses its range of activities. Commonwealth Bank of Australia and Westpac Bank are prospering due to the strong economy and their success in marketing asset management products.

     Latin America
     The 15% decline of the Brazilian real versus the dollar and, to a lesser extent, the Mexican peso's 3% fall hurt returns for U.S. investors. The real's nosedive reflected concern about political obstacles to fiscal reforms. Encouragingly, Brazil's short-term interest rates were reduced from 32% at the end of April to 19% at the end of October. Brazil also met quarterly IMF budget targets with the economy stronger and inflation lower than expected. However, policy changes to reduce fiscal spending in the longer term stalled.

     In Mexico, the peso's dip retraced some of its 8% rise during the preceding six months. Mexico's economy surprised investors positively with stronger-than-expected economic growth and lower inflation. The 28% rise in oil prices during the past six months benefited Mexico's fiscal position. With an upcoming presidential election, Mexico secured a substantial line of credit from international agencies in the event of a financial crisis-such as the one that was precipitated by the 1994 presidential election.

     Our holdings in Latin America focus on large, blue chip companies with dominant market positions. Led by better management installed last spring, Brazilian energy company Petrol Brasileiros has started to reduce lower margin businesses, cut costs, and set return targets. With production growth expected to rise quickly and more restructuring planned, Petrobras could see its earnings rise substantially. Leading Mexican telecom Telefonos de Mexico (Telmex) acquired a stake in Puerto Rican Telecommunications and began an alliance with U.S. giant SBC to develop voice and data services.


INVESTMENT POLICY AND OUTLOOK

     We are optimistic about prospects for further stock market advances in the U.S., despite the gains of the past few years. We believe that economic growth could slow a bit toward the end of the year and forestall any future action of the Federal Reserve, which remains vigilant on the inflation front through its monetary policy. While corporate earnings growth could also slow, we still anticipate an environment of reasonable growth and low inflation. The fund's U.S. holdings of well-managed companies with a history of growth through most economic cycles should perform well in this environment.

     We expect further economic recovery to boost European markets, and we believe the euro will gain strength against the dollar as we enter 2000. Short-term interest rates were recently raised by the European Central Bank, reversing cuts made earlier this year, and inflation appears likely to remain under control. The quest for shareholder value will continue to drive more businesses to restructure and reposition themselves in an expanding global economy.

     In Japan, several economic indicators may continue to encourage investors. However, the yen is now strong enough to impede export growth, and the government's ability to provide further fiscal support may be restrained by growing budget deficits. We believe that further gains in the Japanese stock market could moderate until investors are convinced that enough company restructuring is being implemented to improve profitability.

     Elsewhere in Asia we see economies improving further, although at less spectacular rates of growth than in the past. We believe recent market setbacks provide continued impetus for governments in South Korea, Singapore, and elsewhere to push ahead with much needed reforms. Steps taken so far have enhanced the prospects for economic and corporate earnings growth throughout the region, but more is needed.

     Latin America is particularly sensitive to the direction of U.S. interest rates, although the region's economic outlook is otherwise somewhat better than in the recent past. Brazil needs more fiscal reforms to create a stable economy and Mexico's prosperity is reliant on conditions in the U.S. However, we believe the market has discounted many of these risks. The caliber of the larger Latin American companies is high, the potential for growth is strong, and stock valuations are attractive.

     Overall, we believe the fund's country, stock, and sector allocations position it well for continued long-term growth.

     Respectfully submitted,

     Martin G. Wade
     President

     November 19, 1999


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                                  Percent of
                                                                  Net Assets
                                                                    10/31/99
     ---------------------------------------------------------------------------

     Microsoft, United States                                          1.5%

     Freddie Mac, United States                                        1.2

     Citigroup, United States                                          1.2

     National Westminster Bank, United Kingdom                         1.2

     MCI WorldCom, United States                                       1.1
     ---------------------------------------------------------------------------

     GE, United States                                                 1.0

     Tyco International, United States                                 1.0

     Shell Transport & Trading, United Kingdom                         0.9

     Murata Manufacturing, Japan                                       0.9

     Nokia, Finland                                                    0.8
     ---------------------------------------------------------------------------

     Nestle, Switzerland                                               0.8

     SmithKline Beecham, United Kingdom                                0.8

     ING Groep, Netherlands                                            0.8

     Total Fina, France                                                0.8

     Sony, Japan                                                       0.8
     ---------------------------------------------------------------------------

     Glaxo Wellcome, United Kingdom                                    0.8

     Cisco Systems, United States                                      0.7

     Bristol-Myers Squibb, United States                               0.7

     Wal-Mart, United States                                           0.7

     Nippon Telegraph & Telephone, Japan                               0.7
     ---------------------------------------------------------------------------

     Wolters Kluwer, Netherlands                                       0.7

     NEC, Japan                                                        0.7

     Sprint, United States                                             0.6

     Novartis, Switzerland                                             0.6

     Carrefour, France                                                 0.6
     ---------------------------------------------------------------------------

     Total                                                            21.6%

Note: Table excludes reserves.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GLOBAL STOCK FUND
--------------------------------------------------------------------------------

As of 10/31/99

                     MSCI World          Lipper Global           Global Stock
                     Index               Funds Average           Fund

12/29/95             10.000              10.000                  10.000
10/96                10.967              11.177                  11.350
10/97                12.858              13.130                  13.277
10/98                14.875              13.888                  14.989
10/99                18.643              17.636                  18.612


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                           Since     Inception
     Periods Ended 10/31/99      1 Year    3 Years     Inception          Date
     ---------------------------------------------------------------------------

     Global Stock Fund           24.17%     17.92%        17.57%      12/29/95

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Financial Highlights           For a share outstanding throughout each period
--------------------------------------------------------------------------------
                                 Year                               12/29/95
                                Ended                                Through
                             10/31/99     10/31/98     10/31/97     10/31/96

NET ASSET VALUE
Beginning of period          $  14.03     $  13.01     $  11.35     $  10.00

Investment activities
  Net investment income          0.05*        0.09*        0.06*        0.05*
  Net realized and
  unrealized gain (loss)         3.24         1.52         1.84         1.30

  Total from
  investment activities          3.29         1.61         1.90         1.35

Distributions
  Net investment income         (0.10)       (0.06)       (0.06)        --
  Net realized gain             (0.45)       (0.53)       (0.18)        --

  Total distributions           (0.55)       (0.59)       (0.24)        --

NET ASSET VALUE
  End of period              $  16.77     $  14.03     $  13.01     $  11.35
                             -----------------------------------------------


Ratios/Supplemental Data

Total return(diamond)          24.17%*      12.89%*      16.98%*      13.50%*

Ratio of total expenses
to average net assets           1.20%*       1.20%*       1.30%*       1.30%*!

Ratio of net investment
income to average
net assets                      0.40%*       0.76%*       0.68%*       0.88%*!

Portfolio turnover rate         37.5%        47.1%        41.8%        50.0%!

Net assets, end of period
(in thousands)               $ 73,837     $ 44,116     $ 32,020     $ 14,916

(diamond)   Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
        *   Excludes expenses in excess of a 1.30% voluntary expense limitation in effect through 10/31/97 and a 1.20% voluntary expense limitation in effect through 10/31/99.
        !   Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
                                                            October 31, 1999

Statement of Net Assets                                 Shares         Value
--------------------------------------------------------------------------------
                                                                In thousands

ARGENTINA  0.1%

Common Stocks  0.1%

Banco de Galicia Buenos Aires
  (Class B) ADR (USD)                                       843   $       18
Banco Frances del Rio de la Plata
  ADR (USD)                                                 675           15
Telefonica de Argentina (
  Class B) ADR (USD)                                      2,270           58

Total Argentina (Cost $104)                                               91


AUSTRALIA  1.2%

Common Stocks  1.1%

Brambles Industries                                       3,000           84

Broken Hill Proprietary                                   4,062           42

Colonial Limited                                         22,187           82

Commonwealth Bank of Australia                            6,912          113

Lend Lease                                                3,266           38

News Corporation                                         10,928           79

Publishing & Broadcasting                                14,400           85

Tabcorp Holdings                                          9,500           60

Telstra                                                  24,375          124

Telstra, Installment Receipts                             6,000           19

Westpac Bank                                             15,511          100

                                                                             826

Preferred Stocks  0.1%

News Corporation                                         10,173           69

                                                                              69

Total Australia (Cost $764)                                              895


BELGIUM  0.6%

Common Stocks  0.6%

Dexia (EUR)                                                 279           41

Fortis B (EUR)                                            5,194          175

KBC Bancassurance Holding (EUR)                           4,090          211

Societe Europeenne des Satellites
  (Class A) (EUR)                                           221           28

UCB (EUR)                                                   570           21

Total Belgium (Cost $409)                                                476


BRAZIL  0.9%

Common Stocks  0.6%

Pao de Acucar GDR (USD)                                   1,869   $       41

Telebras ADR (USD)                                        5,290          412

                                                                             453

Preferred Stocks  0.3%

Banco Bradesco                                        3,059,426           15

Banco Itau                                              310,000           18

Cia Energetica Minas Gerais                             613,108            9

Cia Energetica Minas Gerais
  ADR (144a) (USD)                                          183            3

Cia Energetica Minas Gerais ADR
  Sponsored, Nonvoting (USD)                              2,479           35

Pao de Acucar GDR (USD)                                     190            4

Petrol Brasileiros                                      630,720          100

Telebras ADR (USD) *                                      4,290            0

Telecomunicacoes de Sao Paulo                           236,503           22

Telecomunicacoes de Sao Paulo
  Celular (Class B)                                     225,887           12

                                                                         218

Total Brazil (Cost $866)                                                 671


CANADA  0.2%

Common Stocks  0.2%


Alcan Aluminum                                            1,550           51

Nortel Networks                                             730           45

Royal Bank of Canada                                        790           34

Total Canada (Cost $121)                                                 130


CHILE  0.0%

Common Stocks  0.0%

Chilectra ADR (144a) (USD)                                  584           10

Total Chile (Cost $14)                                                    10


CHINA  0.4%

Common Stocks  0.4%

China Telecom (HKD)                                      77,000          263

Huaneng Power International
  ADR (USD) *                                             3,100           38

Total China (Cost $254)                                                  301


DENMARK  0.2%

Common Stocks  0.2%

Den Danske Bank                                             410   $       47

Tele Danmark A/S                                            800           48

Unidanmark (Class A)                                        280           22

Total Denmark (Cost $93)                                                 117


FINLAND  0.8%

Common Stocks  0.8%

Nokia (EUR)                                               5,420          620

Total Finland (Cost $255)                                                620


FRANCE  5.6%

Common Stocks  5.6%

Alcatel Alsthom (EUR)                                     1,135          177

AXA (EUR)                                                 2,153          304

Banque National de Paris (EUR)                            2,460          216

Cap Gemini (EUR)                                            780          118

Carrefour (EUR)                                           2,432          450

Cie de St. Gobain (EUR)                                     762          132

Credit Commercial de France (EUR)                           387           45

Danone (EUR)                                                130           33

Hermes (EUR)                                                690           75

L'Oreal (EUR)                                               124           83

Lafarge (EUR)                                               357           34

Legrand (EUR)                                               750          179

Pinault Printemps Redoute (EUR)                             795          152

Sanofi Synthelabo (EUR) *                                 5,780          255

Schneider (EUR)                                           3,245          224

Societe Generale (EUR)                                      743          162

Sodexho Alliance (EUR)                                    1,330          218

Television Francaise (EUR)                                  873          274

Total Fina (Class B) (EUR)                                4,162          562

Vivendi (EUR)                                             5,668          430

Total France (Cost $3,078)                                             4,123


GERMANY  3.2%

Common Stocks  3.0%

Allianz (EUR)                                               550   $      167

Bayer (EUR)                                               3,222          131

Bayerische Vereinsbank (EUR)                              4,317          283

Celanese (EUR)                                               52            1

Deutsche Bank (EUR)                                       3,010          215

Deutsche Telekom (EUR)                                    4,023          186

Dresdner Bank (EUR)                                       3,277          169

Gehe (EUR)                                                4,370          151

Hoechst (EUR) *                                             940           42

Mannesmann (EUR)                                          2,710          427

Rhoen Klinikum (EUR)                                      1,521           62

SAP (EUR)                                                   440          163

Siemens (EUR)                                             1,003           90

Veba (EUR)                                                2,580          140

                                                                       2,227

Preferred Stocks  0.2%

Fielmann (EUR)                                              260           10

Fresenius (EUR)                                             180           31

SAP (EUR)                                                   271          120

                                                                         161

Total Germany (Cost $2,111)                                            2,388


HONG KONG  1.0%

Common Stocks  1.0%

Cheung Kong Holdings                                     11,000          100

CLP Holdings                                             16,000           74

Dao Heng Bank Group                                       8,000           36

Henderson Land Development                               14,000           64

Cable & Wireless                                         31,200           71

Hutchison Whampoa                                        25,000          251

New World Development                                    14,000           27

Pacific Century                                          45,000           34

Sun Hung Kai Properties                                   8,000           65

Total Hong Kong (Cost $658)                                              722


INDIA  0.2%

Common Stocks  0.2%

ICICI ADR (USD) *                                         4,952   $       54

Mahanagar Telephone                                      18,000           71

Mahanagar Telephone GDR (USD) *                           3,000           25

Total India (Cost $161)                                                  150


IRELAND  0.1%

Common Stocks  0.1%

CBT Group ADR (USD) *                                     2,084           43

Total Ireland (Cost $59)                                                  43


ITALY  2.3%

Common Stocks  2.3%

Assicurazioni Generali (EUR)                              3,480          112

Banca di Roma (EUR)                                      19,000           26

Banca Popolare di Brescia (EUR)                           4,000          169

Credito Italiano (EUR)                                   28,825          135

ENI (EUR)                                                34,609          202

Gucci Group (USD)                                         1,261          102

Istituto Nazionale delle
  Assicurazioni (EUR)                                    35,000          106

Italgas (EUR)                                             4,600           19

Mediolanum (EUR)                                         11,230           91

San Paolo IMI (EUR)                                      10,315          134

Tecnost (EUR)                                            18,600           36

Telecom Italia (EUR)                                     23,440          203

Telecom Italia Mobile (EUR)                              62,000          387

Total Italy (Cost $1,538)                                              1,722


JAPAN  11.8%

Common Stocks  11.8%

Bridgestone                                               3,000           83

Canon                                                    13,000          368

Citizen Watch                                             4,000           28

Daiichi Pharmaceutical                                    2,000           29

Daiwa House                                               7,000   $       64

DDI                                                          15          164

Denso                                                    11,000          235

East Japan Railway                                           19          116

Fanuc                                                     1,600          124

Fujitsu                                                   8,000          241

Hitachi                                                  11,000          119

Honda Motor                                               1,000           42

Ito-Yokado                                                2,000          160

Kao                                                       7,000          213

Kokuyo                                                    4,000           73

Komori                                                    3,000           65

Kuraray                                                  10,000          134

Kyocera                                                   4,000          384

Makita                                                    4,000           38

Marui                                                    10,000          189

Matsushita Electric Industrial                           16,000          337

Mitsubishi                                                9,000           65

Mitsubishi Heavy Industries                              41,000          161

Mitsui Fudosan                                           19,000          142

Murata Manufacturing                                      5,000          643

NEC                                                      24,000          486

Nippon Telegraph & Telephone                                 33          506

Nomura Securities                                        16,000          264

NTT Mobile Communications Network                            15          399

Sankyo                                                   11,000          313

Sekisui Chemical                                         11,000           54

Sekisui House                                             9,000           97

Seven-Eleven Japan                                        2,000          183

Shin-Etsu Chemical                                        4,000          165

Shiseido                                                  5,000           76

Softbank                                                    100           42

Sony                                                      3,600          561

Sumitomo                                                 17,000          124

Sumitomo Bank                                            11,000          177

Sumitomo Electric Industries                             15,000          202

TDK                                                       3,000          294

Tokio Marine & Fire Insurance                             3,000   $       39

Tokyo Electronics                                         1,000           83

Toppan Printing                                           7,000           86

Toshiba                                                  26,000          164

Uny                                                       5,000           65

Yamanouchi Pharmaceutical                                 3,000          136

Total Japan (Cost $6,554)                                              8,733


MEXICO  0.8%

Common Stocks  0.8%

Cemex ADR (USD) *                                         2,800           63

Cemex (Represents 2 Class A
  and 1 Class B shares)                                   3,000           14

Femsa UBD (Represents 1 Class B
  and 4 Series D shares)                                 13,460           44

Gruma (Class B) *                                         4,987            6

Gruma ADR (USD)                                           1,062            6

Grupo Industrial Maseca
  (Class B)                                              12,000            6

Grupo Modelo (Class C)                                   18,000           44

Grupo Televisa GDR (USD) *                                1,723           73

Kimberly-Clark de Mexico (Class A)                       11,721           37

Telefonos de Mexico (Class L)
  ADR (USD)                                               3,680          315

TV Azteca ADR (USD)                                       1,100            4

Total Mexico (Cost $502)                                                 612


NETHERLANDS  4.4%

Common Stocks  4.4%

ABN Amro (EUR)                                            7,096          172

Akzo Nobel (EUR)                                            520           22

ASM Lithography (EUR) *                                   4,350          307

CSM (EUR)                                                 2,668          123

Elsevier (EUR)                                            9,437           90

Equant (EUR) *                                              790           77

Fortis Nl (EUR)                                           6,990          241

ING Groep (EUR)                                           9,770          576

KPN (EUR)                                                   918           47

Philips Electronics (EUR)                                 3,206          329

Royal Dutch Petroleum (EUR)                               4,510   $      269

STMicroelectronics (EUR) *                                2,820          248

TNT Post Groep (EUR)                                        588           15

Unilever (EUR)                                            1,608          106

UTD Pan Europe *                                            560           43

VNU (EUR)                                                 2,480           84

Wolters Kluwer (EUR)                                     15,142          506

Total Netherlands (Cost $2,836)                                        3,255


NEW ZEALAND  0.1%

Common Stocks  0.1%

Telecom Corporation of New Zealand                       20,800           84

Total New Zealand (Cost $91)                                              84


NORWAY  0.3%

Common Stocks and Rights  0.3%

Norsk Hydro                                               1,110           44

Orkla (Class A)                                          10,472          146

Orkla ASA, Rights, 11/22/99                              10,472           20

Total Norway (Cost $251)                                                 210


PORTUGAL  0.2%

Common Stocks  0.2%

Jeronimo Martins (EUR)                                    5,960          166

Total Portugal (Cost $155)                                               166


SINGAPORE  0.4%

Common Stocks  0.4%

Singapore Press                                           4,333           74

Singapore Telecommunications                             15,000           28

United Overseas Bank                                     22,000          167

Total Singapore (Cost $245)                                              269


SOUTH KOREA  0.3%

Common Stocks  0.3%

Korea Telecom ADR (USD)                                   2,000   $       70

Samsung Electronics                                         701          117

Total South Korea (Cost $104)                                            187


SPAIN  1.5%

Common Stocks  1.5%

Argentaria Banca de Espana (EUR)                          3,080           68

Banco Bilbao Vizcaya (EUR)                                3,710           50

Banco Popular Espanol (EUR)                                 540           36

Banco Santander Central
  Hispano (EUR)                                          16,460          171

Empresa Nacional
  de Electricidad (EUR)                                   5,186          104

Gas Natural (EUR)                                         2,655           58

Iberdrola (EUR)                                           8,452          123

Repsol (EUR)                                              5,171          107

Telefonica (EUR)                                         23,121          381

Total Spain (Cost $896)                                                1,098


SWEDEN  2.0%

Common Stocks  2.0%

ABB (Class A) *                                             898           90

AstraZeneca Group                                         8,196          370

Atlas Copco (Class B)                                     2,150           56

Electrolux (Class B)                                     11,050          220

LM Ericsson Telephone (Class B)                           1,220           51

Esselte (Class B)                                           500            3

Hennes & Mauritz (Class B)                               14,800          393

Nordbanken Holding                                       29,073          170

Sandvik (Class B)                                         2,985           77

Securitas (Class B)                                       2,257           34

Total Sweden (Cost $1,145)                                             1,464


SWITZERLAND  3.5%

Common Stocks  3.5%

ABB *                                                     1,698   $      171

Adecco                                                      596          361

Credit Suisse Group                                         790          152

Nestle                                                      320          617

Novartis                                                    311          465

Roche Holdings                                               35          420

Swisscom                                                    112           34

UBS                                                       1,236          360

Total Switzerland (Cost $2,266)                                        2,580


TAIWAN  0.3%

Common Stocks  0.3%

Hon Hai Precison *                                        4,213           68

Taiwan Semiconductor
  Manufacturing *                                        28,070          125

Total Taiwan (Cost $170)                                                 193


UNITED KINGDOM  9.6%

Common Stocks  9.6%

Abbey National                                           11,000          215

BG                                                       10,058           56

BP Amoco                                                 20,000          194

Cable & Wireless                                         23,000          269

Cadbury Schweppes                                        40,000          263

Caradon                                                  11,700           28

Centrica                                                  9,600           27

Compass Group                                            31,000          331

David S. Smith                                            9,000           28

Diageo                                                   44,326          446

Electrocomponents                                         8,000           72

GKN                                                       3,000           48

Glaxo Wellcome                                           19,000          561

Hays                                                      3,000           34

HSBC Holdings (HKD)                                      12,800          154

John Laing (Class A)                                      4,000           19

Kingfisher                                               41,800   $      427

Ladbroke Group                                           15,000           46

National Westminster Bank                                39,000          881

Rank Group                                                6,000           19

Reed International                                       53,000          311

Rio Tinto                                                12,000          205

Safeway                                                  11,000           34

Shell Transport & Trading                                86,000          659

SmithKline Beecham                                       45,200          582

Tesco                                                    65,000          193

Tomkins                                                  45,372          154

Unilever                                                 21,178          196

United News & Media                                      16,400          158

Vodafone Airtouch                                        37,500          175

Vodafone Airtouch ADR (USD)                               5,750          276

Total United Kingdom (Cost $6,109)                                     7,061


UNITED STATES  41.8%

Common Stocks  41.8%

ACE Limited                                              10,600          206

AlliedSignal                                              4,500          256

Altera                                                    5,500          267

Amazon.com *                                              1,500          106

America Online *                                          3,400          441

American Home Products                                    5,700          298

AMFM *                                                    5,400          378

Applied Materials *                                       2,500          225

Associates First Capital
  (Class A)                                              11,500          420

AT&T Liberty Media Group
  (Class A)*                                              6,300          250

Atlantic Richfield                                        3,100          289

Automatic Data Processing                                 6,800          328

Bank of America                                           5,137          331

Bank of New York                                          9,000          377

Baxter International                                      6,200          402

Black & Decker                                            5,100          219

BMC Software *                                            5,900          379

Bristol-Myers Squibb                                      7,000          538

Capital One Financial                                     6,900   $      366

Carnival (Class A)                                        1,700           76

CBS *                                                     5,100          249

Ceridian *                                                  800           18

Cisco Systems *                                           7,450          551

Citigroup                                                15,898          860

Citrix Systems *                                          2,500          160

Coca-Cola                                                 2,400          142

Colgate-Palmolive                                         5,200          315

Computer Associates                                       6,900          390

Corning                                                   5,700          448

Costco Wholesale *                                        3,900          313

Cox Communications (Class A) *                            6,000          273

CVS                                                       5,584          243

Danaher                                                   3,600          174

Dayton Hudson                                             5,900          381

Dell Computer *                                           9,000          361

Disney                                                    2,000           53

Eli Lilly                                                 3,600          248

EMC *                                                     1,300           95

Fannie Mae                                                5,500          389

First Data                                                5,000          228

Firstar                                                  11,000          323

Flextronics International *                               2,900          206

Freddie Mac                                              16,300          881

GE                                                        5,700          773

General Instrument *                                      4,100          221

Gillette                                                  1,400           51

GTE                                                       2,900          218

Halliburton                                               3,900          147

Hartford Financial Services Group                         1,500           78

Hewlett-Packard                                           2,700          200

Home Depot                                                5,000          377

IMS Health                                                6,800          197

Infinity Broadcasting (Class A) *                         5,400          187

Intel                                                     5,300          410

Johnson & Johnson                                         3,000          314

Jones Apparel Group *                                       100   $        3

Kimberly-Clark                                            2,600          164

Kroger *                                                  9,400          196

Lucent Technologies                                       4,625          297

Maxim Integrated Products *                               3,700          292

McDonald's                                                4,600          190

MCI WorldCom *                                            9,734          835

MediaOne Group *                                          5,000          355

Mellon Financial                                          8,400          310

Merck                                                     4,600          366

Microsoft *                                              11,800        1,092

Mobil                                                     3,200          309

Morgan Stanley Dean Witter                                2,000          221

Nextel Communications *                                   2,600          224

NIKE (Class B)                                            3,400          192

Omnicom                                                   4,300          378

Oracle *                                                  4,700          224

Parametric Technology *                                  10,000          191

PartnerRe Holdings                                        2,100           65

PepsiCo                                                   6,500          225

Pfizer                                                   10,400          411

Philip Morris                                             7,000          176

Procter & Gamble                                          1,300          136

Qwest Communications
  International *                                         5,000          180

Safeway *                                                10,800          381

SBC Communications                                        3,700          188

Schering-Plough                                           7,600          376

ServiceMaster                                             7,200           94

Solectron *                                               4,800          361

Sprint                                                    6,400          476

Starwood Hotels &
  Resorts, REIT                                           4,397          101

Sun Microsystems *                                        2,100          222

Synopsys *                                                4,900          305

Teleflex                                                  2,800           95

Texas Instruments                                         4,200          377

Time Warner                                               3,600          251

Tyco International                                       19,264          769

United HealthCare                                         7,100   $      367

Unumprovident                                             2,800           92

USX-Marathon                                             12,000          350

VERITAS Software *                                        1,600          173

Wal-Mart                                                  9,100          520

Warnaco Group (Class A)                                   4,800           68

Warner-Lambert                                            4,900          391

Waters *                                                  4,500          239

Wellpoint Health Networks *                               5,600          325

Wells Fargo                                               9,100          436

Young & Rubicam                                           6,100          279

Total United States (Cost $23,518)                                    30,894


SHORT-TERM INVESTMENTS  5.4%

Money Market Funds  5.4%

Reserve Investment Fund, 5.51% #                      3,965,077        3,965

Total Short-Term Investments (Cost $3,965)                             3,965

Total Investments in Securities

99.2% of Net Assets (Cost $59,292)                                $   73,230

Other Assets Less Liabilities                                            607


NET ASSETS                                                        $   73,837
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income
- net of distributions                                            $      246

Accumulated net realized gain/loss
- net of distributions                                                 2,186

Net unrealized gain (loss)                                            13,938

Paid-in-capital applicable to 4,404,111
shares of $0.01 par value capital stock
outstanding; 2,000,000,000 shares
of the Corporation authorized                                         57,467


NET ASSETS                                                        $   73,837
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    16.77
                                                                  ----------

   *  Non-income producing
   #  Seven-day yield
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.02% of net assets.
 ADR American depository receipt EUR Euro GDR Global depository receipt HKD Hong Kong dollar
REIT  Real Estate Investment Trust
 USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------

                                                                         Year
                                                                        Ended
                                                                     10/31/99

Investment Income

Income
  Dividend (net of foreign taxes of $75)                           $     743
  Interest                                                               197

  Total income                                                           940

Expenses
  Investment management                                                  274
  Shareholder servicing                                                  199
  Custody and accounting                                                 152
  Prospectus and shareholder reports                                      26
  Registration                                                            25
  Legal and audit                                                         21
  Directors                                                                6
  Miscellaneous                                                            4

  Total expenses                                                         707

Net investment income                                                    233


Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                           2,345
  Foreign currency transactions                                          (18)
  Net realized gain (loss)                                             2,327

Change in net unrealized gain or loss
  Securities                                                           9,353
  Other assets and liabilities
  denominated in foreign currencies                                       (5)
  Change in net unrealized gain or loss                                9,348
Net realized and unrealized gain (loss)                               11,675


INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $11,908
                                                                     -------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                10/31/99            10/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                        $     233           $     299
  Net realized gain (loss)                         2,327               1,335
  Change in net unrealized gain or loss            9,348               2,526

  Increase (decrease) in net
  assets from operations                          11,908               4,160

Distributions to shareholders
  Net investment income                             (317)               (153)
  Net realized gain                               (1,428)             (1,355)

  Decrease in net assets
  from distributions                              (1,745)             (1,508)

Capital share transactions *
  Shares sold                                     36,916              28,193
  Distributions reinvested                         1,702               1,466
  Shares redeemed                                (19,060)            (20,215)
  Increase (decrease) in
  net assets from capital
  share transactions                              19,558               9,444

Net Assets

Increase (decrease) during period                 29,721              12,096
Beginning of period                               44,116              32,020

End of period                                  $  73,837           $  44,116
                                               ---------           ---------

*Share information
  Shares sold                                      2,373               2,017
  Distributions reinvested                           120                 117
  Shares redeemed                                 (1,233)             (1,452)

  Increase (decrease) in
  shares outstanding                               1,260                 682

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
                                                               October 31, 1999

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Global Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1995.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 1999, the value of loaned securities was $327,000; aggregate collateral consisted of $341,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $35,947,000 and $20,829,000, respectively, for the year ended October 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At October 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $59,292,000. Net unrealized gain aggregated $13,938,000 at period-end, of which $16,026,000 related to appreciated investments and $2,088,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $34,000 was payable at October 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 1999, and for the year then ended, the effective annual group fee rate 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through October 31, 1999, which would cause the fund's ratio of total expenses to average net assets to exceed 1.20%. Thereafter, through October 31, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.20%. Pursuant to this agreement, $120,000 of management fees were not accrued by the fund for the year ended October 31, 1999, and $185,000 remains unaccrued from prior periods.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $270,000 for the year ended October 31, 1999, of which $28,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1999, totaled $189,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended October 31, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $1,078,000 with certain affiliates of the manager and paid commissions of $2,000 related thereto.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of Global Stock Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     November 17, 1999


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 10/31/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $159,000 from short-term capital gains,

o $1,269,000 from long-term capital gains; subject to the 20% rate gains category.

For corporate shareholders, $211,000 of the funds distributed income and short-term capital gains qualified for the dividends-received deduction.

The fund will pass through foreign source income of $454,000 and foreign taxes paid of $68,000.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond


International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price, Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         F04-051  10/31/99